UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey

(Address of principal executive offices)

07083

(Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBBYQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 23, 2023, Bed Bath and Beyond Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

Item 8.01.	Other Items

On July 11, 2023 the Bankruptcy Court entered an order (the “Sale Order”) authorizing the Company Parties’ entry into an Asset Purchase Agreement (the “Purchase Agreement”), dated as of June 30, 2023, with Mark Srour-Serure, Dream On Me Industries, Inc., Dream 545 Weston Canal Road, LLC, a limited liability company organized under the laws of New Jersey (the “Purchaser”), and the other parties signatory thereto.

The Purchaser submitted a bid for the “BUYBUY BABY” business, subject to receipt of a higher or better bid for “BUYBUY BABY” as a going-concern. No qualified or viable going-concern bids were submitted ahead of the deadline. As a result, on July 7, 2023 the going-concern auction for “BUYBUY BABY” was cancelled and the Purchaser was declared the winning bidder.

Pursuant to the Purchase Agreement, the Company Parties will sell all the marketing business, baby-related merchandise, baby specialty products, all intellectual property, and other related accessories and services under or in connection with the “BUYBUY BABY” brand for an aggregate purchase price of approximately $15.5 million and the assumption of assumed liabilities, as defined in the Purchase Agreement. The sale is being made free and clear of all liens, claims, liabilities, rights, encumbrances, and other interests (other than any Assumed Liabilities, as defined in the Purchase Agreement).

The Purchase Agreement contains customary representations and warranties of the parties, and the closing of the transaction is subject to a number of customary conditions, which, among others, include, the performance by each party of its obligations under the Purchase Agreement and the material accuracy of each party’s representations. The Purchase Agreement also contains certain termination rights for both the Company Parties and the Purchaser. The transaction is expected to close on or about July 17, 2023.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. More information may be found at https://restructuring.ra.kroll.com/bbby/.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the occurrence of any event, change or other circumstances that could give rise to the right of the Company or the Purchaser to terminate the Purchase Agreement; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases;

the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; risks relating to the delisting of the Common Stock from Nasdaq and quotation of the Company’s common stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including any projections, as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Asset Purchase Agreement, dated June 30, 2023, by and among Bed Bath & Beyond and certain of its subsidiaries, Mark Srour-Serure, Dream On Me Indsutries, Inc. and the other parties signatories thereto.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2023

BED BATH & BEYOND INC.

By:	/s/ David M. Kastin
David M. Kastin Executive Vice President, Chief Legal Officer & Corporate Secretary

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